Maiden Holdings, Ltd. Nasdaq:MHLD Investor Presentation March 2017

Forward Looking Statements | Investor Presentation 2 This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations and beliefs of Maiden Holdings, Ltd. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s most recent Annual Report on Form 10-K. In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). See the appendix of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Non-GAAP Financial Measures

Maiden’s Value Proposition | Investor Presentation 3 Significant line of business and geographical diversity across low volatility underwriting portfolio (Not focused on the property catastrophe reinsurance market) Long-term relationships with targeted regional and specialty P&C insurers – 34-year operating history Successful and stable multi-year strategic reinsurance relationship with AmTrust Financial Services, Inc. (“AmTrust”) since 2007 Predictable and stable operating results Highly efficient and scalable operating platform Growing balance sheet scale and capital efficiency supported by the low-volatility model Conservative investment portfolio Strong commitment to rewarding shareholders through dividends 1 2 Maiden targets consistent underwriting profitability, above industry average growth and an operating ROACE* of 15% or greater 3 4 5 6 7 8 *ROACE is Return on Av erage Common Equity . We use ROACE as a measurement of prof itability that f ocuses on the return to Maiden shareholders rather than using solely net income. Please see the def inition of non-GAAP f inancial measures on the f inal page of this presentation f or additional important inf ormation.

RNR VR EIG AWH AXS AGII ACGL PREENH AHL XL MHLD GLRE 50% 60% 70% 80% 90% 100% 110% 0 x1 x2 x3 x4 x5 x6 x7 x8 x9 x10 5 Y e a r A ve ra g e C o m b in e d R a ti o Multiple of MHLD's Standard Deviation in Combined Ratio 5+ Year Average Quarterly Combined Ratio and Standard Deviation in Combined Ratio MHLD = x1.0 SD Predictable and Stable Operating Performance | Investor Presentation 4 Data Source: Quarterly Combined Ratio Data f rom SNL Financial – 1Q 2011 to 4Q 2016 *PRE is the f ormer ticker of PartnerRe, which is no longer traded publicly f ollowing its acquisition by EXOR, but continues to report f inancial results. Relatively stable and profitable combined ratio reflecting low volatility underwriting portfolio

Maiden’s History | Investor Presentation 5 1 AmTrust’s f ounding shareholders were Michael Karf unkel, George Karf unkel, and Barry Zy skind. Michael Karf unkel passed away on April 27, 2016, thus the shares prev iously held by him are now controlled by his wif e Leah Karf unkel. 2 National General Holdings Corporation (“NGHC”), f ormerly known as American Capital Acquisition Corporation (“ACAC”), acquired GMAC Personal Lines Business in 2010. The Michael Karf unkel 2005 Family Trust (which is controlled by Leah Karf unkel) and AmTrust own 43.0% and 11.6% of NGHC common stock, respectiv ely. 3 As of most recent indiv idual f ilings. . 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Gross Premiums Written (“GPW”) $247 $727 $1,049 $1,298 $1,813 $2,001 $2,204 $2,507 $2,663 $2,831 Employees 5 129 139 204 213 214 185 194 204 211 Founding Shareholders¹ Ownership 18.6% 30.1% 30.1% 28.3% 28.3% 28.4% 28.4% 28.1% 20.3% 17.4%3 2007 2008 2009 2010 2011 2012 2013 2014 2015 AmTrust’s founding shareholders¹ formed Maiden Entered into 40% Quota Share with AmTrust Redeemed 14% TRUPS January 15, 2014 Entered into 25% NGHC² Quota Share Acquired international insurance business (IIS) from Ally Sold property Excess & Surplus (“E&S”) lines business NGHC Quota Share discontinued Acquired a reinsurance platform with 25 years of operations, GMAC RE, with renewal rights, client relationships, and infrastructure (GPW in $ millions) 2016 AM Best rating upgraded to A September 1, 2016

Property 21% Other Casualty 23% Personal Auto 26% Commercial Auto 10% A&H 10% International 10% 2016 Gross Premiums Written = $824 million Maiden’s Key Business Segments Today Diversified Reinsurance Segment Diversified Reinsurance – Focus on lower volatility “working layer” reinsurance needs of regional and specialty P&C insurers in the U.S. and select international markets Underwriting / Distribution DUAL UNDERWRITING DISTRIBUTION: • 46% direct / 54% brokered distribution** COMPETITIVE ADVANTAGES: • Lasting, profitable, long-term relationships with clients – 34-year operating history • Dedicated Financial Trust® offers highly rated security • Deep multi-functional client service support • Purpose built balance sheet and operating platform **As of December 31, 2016 IN THE U.S.: Multi-Functional Teams: • Underwriters, actuaries, accountants, legal and claims specialists Focus on traditional lines: • Personal & commercial auto • Commercial multi-peril • General liability • Workers’ compensation • Non-cat property IN SELECT INTERNATIONAL MARKETS: OEM oriented business development team: • Personal Auto • Credit Life Bermuda team - offering capital solutions in Europe: • Multi-line regional opportunities | Investor Presentation 6

SPECIALTY RISK AND EXTENDED WARRANTY (GLOBAL): • Consumer and commercial goods warranty • European Hospital liability • Other SMALL COMMERCIAL (U.S.): • Workers’ compensation • Commercial package • Commercial lines SPECIALTY PROGRAM: • Commercial package for specialty risks / segments UNDERWRITING: • Multi-year quota-share reinsurance relationship since 2007 — Master Agreement in place through June 2019 with negotiated contract modifications occurring independent of renewal cycle twice previously — Actively managed by Maiden to preserve targeted economics • Strong controls and governance — Independent underwriting and reserving — All related party transactions require independent Audit Committee approvals AMTRUST’S STRENGTHS: • Significant driver of growth with profitable combined ratios • AmTrust’s leading competitive position in specialty markets • Highly efficient with strong technological core competency Maiden’s Key Business Segments Today AmTrust Reinsurance Segment | Investor Presentation 7 AmTrust Quota Share – Providing strategically important capital support to AmTrust since 2007 2016 Gross Premiums Written = $2.0 billion Small Commercial Business 60% Specialty Program 17% Specialty Risk and Extended Warranty 23%

Diverse Portfolio of Low Volatility Underwriting Business Majority of business made up of lower volatility proportional reinsurance Low-hazard, profitable workers’ compensation business • 41% of last twelve months gross premiums written • Focus on small premium, small-employer policies • Significantly lower workers’ compensation loss ratio vs. industry mainly reflecting AmTrust’s specialization and leading position in low-hazard segment | Investor Presentation 8 2016 GROSS PREMIUMS WRITTEN Last Twelve Months* Gross Premiums Written = $2.831 billion 1. Workers' compensation 41% 2. Personal auto 13% 3. Commercial auto 10% 4. Other liability 10% 5. Warranty 9% 6. Fire, allied lines and inland marine 5% 7. Commercial multi-peril 4% 8. Accident & health 3% 9. European hospital liab. 2% 10. Others 2% 11. Homeowners' 1% 1 2 3 4 5 6 7 8 9 10 11

$1,049 $1,298 1,813 $2,001 $2,204 $2,507 $2,663 $2,831 3.5% 3.5% 3.5% 2.9% 2.9% 2.8% 2.7% 2.6% 2009 2010 2011 2012 2013 2014 2015 2016 Gross Premiums Written ($mm) G&A Expense Ratio Unique Operating Platform and Business Model Drive Highly Efficient Expense Relativities | Investor Presentation 9 1 Aspen, Arch, Axis, AWAC, Endurance, Ev erestRe, PartnerRe, RenRe, Validus, XL Source: SNL and Company Financials 2016 G&A Expense Ratio Maiden: 2.6% Selected P&C (Re)Insurers1: 14.3%

Access to capital markets has enabled Maiden to fund growth with long-term and perpetual securities • January 2009: 14% Junior Subordinated Debt (“TRUPS” or “Trust Preferred”) Offering of $260 million to finance the acquisition of GMAC RE with significant support from Founding Shareholders (Called in January 2014) • June 2011: 30-Year, 8.25% Senior Notes Offering of $107.5 million, replacing a portion of 14% TRUPS (NYSE:MHNA - Redeemed June 15, 2016) • March 2012: 30-Year, 8% Senior Notes Offering of $100 million (NYSE:MHNB)* • August 2012: 8.25% Non-Cumulative Perpetual Preferred Share Offering of $150 million (NYSE:MHPRA)* • October 2013: 7.25% Mandatory Convertible Preference Share Offering of $165 million, supporting reinsurance business growth (NASDAQ:MHLDO)* - Converted to common equity on September 15, 2016 • November 2013: 30-Year, 7.75% Senior Notes Offering of $152.5 million, proceeds used to redeem remaining 14% TRUPS on January 15, 2014 (NYSE:MHNC)* • November 2015: 7.125% Non-Cumulative Perpetual Preferred Share Offering of $165 million (NYSE:MHPRC)* • June 2016: 30-Year, 6.625% Senior Notes Offering of $110 million (NYSE:MHLA)* Proceeds used to redeem $107.5 million 8.25% Senior Notes. • Ongoing exploration of shareholder friendly, diverse and alternative sources of capital *MHNB, MHNC, MHLA, MHPRA and MHPRC pref erred shares hav e 5 y ear call prov isions at par. Balanced & Diversified Capital Structure | Investor Presentation 10 BALANCED AND DIVERSIFIED CAPITAL STRUCTURE (In $ millions) 644 696 705 724 782 830 892 1,031 108 208 360 360 360 363 215 215 126 126 126 150 315 315 480 315 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 T O T A L C A P IT A L (E X C L U D IN G A O C I) Common Equity excluding AOCI Senior Notes Trust Preferred Preference Shares

BB+ or lower 3% AAA 4% AA 5% A 29% BBB 22% US Agency 37% Cash & Cash Equiv. 3%U.S. Agency 34% Corporate Bonds 53% Other2 10% Maiden Maintains a Conservative Investment Portfolio • Continued emphasis on investing in U.S. Agency and high-grade corporate debt; new money yield on fixed maturities in 4Q 2016 was 3.36%; overall 4Q 2016 book yield (excluding cash equivalents) was 3.30% • December 31, 2016 average duration of investable assets (including cash equivalents) of 4.91 years compared to duration of liabilities of 3.81 years • Profitable growth & positive cash flow have expanded invested assets that will enhance earnings • Cash and cash equivalent position was $149.5 million as of December 31, 2016. | Investor Presentation 12 INVESTABLE ASSETS1 COMPOSITION 1 Inv estable assets include cash and cash equiv alents, f ixed maturities, other inv estments and loan to related party 2 “Other” includes loan to related party , inv estment grade commercial mortgage backed securities, collateralized loan obligations, municipal bonds and non-U.S. gov ernment bonds 3 As of December 31, 2016 4 Credit quality ratings assigned by Standard & Poor’s (or equiv alent) and include those with a + or –modif ier Total: $5.1bn3 STRONG CREDIT QUALITY OF INVESTMENTS4 Total: $4.7bn3

Low-Volatility Business Model Supporting Asset and Investment Income Growth $ 62.9 $ 71.6 $ 74.9 $ 81.2 $ 91.4 $ 117.2 $ 131.1 $ 145.9 2009 2010 2011 2012 2013 2014 2015 2016 GROWING NET INVESTMENT INCOME ($MM) EXPANDING INVESTABLE ASSETS BASE ($MM) **Inv estable assets at December 31, 2013 include net proceeds of $147.4 million f rom Nov ember 2013 Senior Note of f ering. Maiden primarily utilized the proceeds of its Senior Notes of f ering in Nov ember 2013, as well as cash on hand, to redeem the $152.5 million f ace v alue TRUPs on January 15, 2014. | Investor Presentation 12 $ 2,088 $ 2,234 $ 2,494 $ 3,003 $ 3,552 $ 4,030 $ 4,628 $ 5,054 2009 2010 2011 2012 2013** 2014 2015 2016

Strategic Initiatives Maiden capital solutions activity in Europe actively marketing and entertaining numerous prospect quoting opportunities – Opportunities under development in multiple global markets – Currently actively marketing throughout Europe Maiden IIS is continuing to develop OEM opportunities with additional expansion under development Payment protection insurance (PPI) European pipeline under development Maiden Re team in U.S. continues to identify opportunities to expand existing client relationships and customers – AM Best rating upgrade to A rating to benefit competitive position, particularly US facultative casualty – Boiler & Equipment product rolled out in early 2016 – Implementing predictive analytics underwriting tools for commercial auto and A&H – Developing capital solutions model for U.S. similar to Maiden Bermuda approach in Europe | Investor Presentation 13

Investment Opportunity • Differentiated P&C reinsurance business model with focus on low-volatility, predictable lines of business and strong long-lasting client relationships • Demonstrated predictable, stable and highly efficient operating performance targeting ROACE* of 15% or greater • Shareholder-friendly capital management • Strong commitment to rewarding shareholders through dividends • Well-positioned for continued disciplined growth; significant opportunities to further enhance profitability | Investor Presentation 14 *Please see the def inition of non-GAAP f inancial measures on the f inal page of this presentation f or additional important inf ormation.

Maiden Holdings, Ltd.

Appendix • Industry Wide Commercial Auto Adverse Development Significantly Impacted Maiden’s 2016 Results • Targeted Operating Metrics • Summary Balance Sheet • Summary Income Statement • Non-GAAP Financial Measures – Reconciliation • Non-GAAP Financial Measures – Reconciliation ROACE • Non-GAAP Financial Measures | Investor Presentation 16 Appendix

Industry Wide Commercial Auto Adverse Development Significantly Impacted Maiden’s 2016 Results 2016 included a reserve charge of $108.9 million due primarily to commercial auto business – $56.9 million in the Diversified Reinsurance segment due to commercial auto – $52.0 million in the AmTrust Reinsurance segment primarily within AmTrust's Specialty Program segment; includes some general liability development – Unexpected level of loss development primarily from the 2011 to 2014 historical underwriting years Challenges of commercial auto business line not unique to Maiden – Elevated severity trend particularly in high density environments where settlement values appear higher than historical levels – Factors such as distracted driving, inexperienced drivers, strengthening economy – Clear need for more sophisticated pricing and risk selection Commercial auto underwriting initiatives – Strengthened pricing and enhanced risk selection; Diversified Reinsurance segment exposure down significantly since 2014 – Enhanced risk selection – Work with clients to leverage data analytics | Investor Presentation 17 Appendix

Targets Achievable Over Time | Investor Presentation 18 • Medium-term Operating ROACE* > 15% • Risk adjusted underwriting profit — G&A expense ratio < 4% • NPW compounded annual growth rate of 10%+ • Core regional insurer client retention rate of > 85% • Modeled annual aggregate exposure to cat events < annual net income 15% operating ROACE* attainable over medium-term with improved underwriting results, growth in invested assets and current capital structure *Please see the def inition of non-GAAP f inancial measures on the f inal page of this presentation f or additional important inf ormation. TARGETED OPERATING METRICS Appendix

2011 2012 2013 2014 2015 2016 ($ in millions) Investable Assets Investments $ 2,022.9 $ 2,621.6 $ 3,167.2 $ 3,469.5 $ 4,127.7 $ 4,736.9 Cash & Cash Equivalents 303.0 213.8 217.2 392.5 332.5 149.5 Loan to Related Party 168.0 168.0 168.0 168.0 168.0 168.0 Total Investable Assets 2,493.9 3,003.4 3,552.4 4,030.0 4,628.2 5,054.4 Net Reinsurance Receivable 423.4 522.6 560.1 513.0 377.3 410.2 Deferred Acquisition Costs 248.4 270.7 304.9 372.5 397.5 424.6 Other Assets 229.4 341.5 296.0 248.6 300.6 363.1 Total Assets $ 3,395.1 $ 4,138.2 $ 4,713.4 $ 5,164.1 $ 5,703.6 $ 6,252.3 Loss and LAE Reserve $ 1,398.4 $ 1,740.3 $ 1,957.8 $ 2,271.3 $ 2,510.1 $ 2,896.5 Unearned Premiums 832.0 936.5 1,034.8 1,207.7 1,354.6 1,475.5 Senior Notes 107.5 207.5 360.0 360.0 349.9 351.4 Trust Preferred Securities 126.3 126.3 126.4 - - - Liability for securities purchased 4.0 - Other Liabilities 161.9 112.0 110.1 83.9 135.9 167.7 Total Liabilities 2,626.1 3,122.6 3,589.1 3,922.9 4,354.5 4,891.1 Equity 769.0 1,015.6 1,124.3 1,241.2 1,349.1 1,361.2 Total Liabilities & Equity $ 3,395.1 $ 4,138.2 $ 4,713.4 $ 5,164.1 $ 5,703.6 $ 6,252.3 Book Value per Common Share $ 10.64 $ 11.96 $ 11.14 $ 12.69 $ 11.77 $ 12.12 Growth in Total Investable Assets 11.6% 20.4% 18.3% 13.4% 14.8% 9.2% Ratio of Total Investable Assets to Equity 324.3% 295.7% 316.0% 324.7% 343.1% 371.3% Summary Balance Sheet | Investor Presentation 19 Appendix *Senior notes f rom 2015 onwards are reported net of def erred issuance costs due to a change in U.S. GAAP

2011 2012 2013 2014 2015 2016 ($ in millions) Gross Premiums Written $ 1,812.6 $ 2,001.0 $ 2,204.2 $ 2,507.4 $ 2,662.8 $ 2,831.3 Net Premiums Written $ 1,723.5 $ 1,901.3 $ 2,096.3 $ 2,458.1 $ 2,514.1 $ 2,655.0 Net Premiums Earned $ 1,552.4 $ 1,803.8 $ 2,000.9 $ 2,251.7 $ 2,429.1 $ 2,568.2 Net Investment Income 74.9 81.2 91.4 117.2 131.1 145.9 Interest and Amortization Expenses 34.1 36.4 39.8 30.0 29.1 28.2 Net Income attributable to Maiden common shareholders $ 28.5 $ 46.5 $ 87.9 $ 77.1 $ 100.1 $ 15.2 Operating Earnings * $ 69.6 $ 48.5 $ 87.5 $ 117.7 $ 107.2 $ 17.3 Operating EPS * $ 0.96 $ 0.66 $ 1.18 $ 1.53 $ 1.39 $ 0.22 Operating ROE * 9.2% 5.9% 10.5% 13.6% 12.0% 1.9% Loss Ratio 66.6% 69.5% 67.0% 66.1% 66.9% 70.6% Expense Ratio 31.5% 30.0% 30.5% 31.9% 32.4% 32.6% Combined Ratio 98.1% 99.5% 97.5% 98.0% 99.3% 103.2% Summary Income Statement | Investor Presentation 20 *2011 Includes $9.5 million or 0.6% in loss ratio and combined ratio impact f rom U.S. thunderstorm and tornado activ ity in 2Q11. 2012 includes $31.1 million or 1.7% in loss ratio and combined ratio impact f rom Superstorm Sandy in 4Q12. 2016 includes $108.9 million reserv e charge taken in 4Q16. Please see the non-GAAP reconciliation table in the appendix of this presentation f or additional important inf ormation. Appendix

Non-GAAP Financial Measures Reconciliation | Investor Presentation 21 Note: Please see the def inition of non-GAAP f inancial measures on f inal page f or additional important inf ormation. Appendix 2011 2012 2013 2014 2015 2016 ($ in millions) Net income $ 28.5 $ 50.2 $ 102.8 $ 101.5 $ 124.2 $ 48.1 (Income) loss attributable to non-controlling interest - (0.1) (0.1) (0.1) 0.2 0.8 Dividends on preference shares - (3.6) (14.8) (24.3) (24.3) (33.7) Add (subtract): Net realized and unrealized (gains) losses on investment (0.5) (1.9) (3.6) (1.2) (2.5) (6.8) Net impairment losses recognized in earnings - - - 2.4 1.1 - Foreign exchange and other (gains) losses (0.3) (1.6) (2.8) (4.2) (7.8) (11.6) Amortization of intangible assets 5.0 4.4 3.8 3.3 2.8 2.5 Divested excess and surplus business and NGHC run-off - - - 10.4 12.3 14.5 Junior subordinated debt repurchase expense 15.1 - - - - - Accelerated amortization of debt discount and issuance cost 20.3 - - 28.2 - 2.3 Interest expense incurred related to 2013 Senior Notes prior to actual redemption of the junior subordinated debt - - 1.2 0.5 - - Non-recurring general and administrative expenses relating to IIS Acquisition (2010) 0.2 - - - - - Non-cash deferred tax expense 1.3 1.1 1.0 1.2 1.2 1.2 Operating earnings $ 69.6 $ 48.5 $ 87.5 $ 117.7 $ 107.2 $ 17.3 Earnings per common share: Basic earnings per share $ 0.40 $ 0.64 $ 1.21 $ 1.06 $ 1.36 $ 0.20 Diluted earnings per share $ 0.39 $ 0.64 $ 1.18 $ 1.04 $ 1.31 $ 0.19 Operating earnings per common share: Basic operating earnings per share $ 0.97 $ 0.67 $ 1.21 $ 1.61 $ 1.46 $ 0.22 Diluted operating earnings per share $ 0.96 $ 0.66 $ 1.18 $ 1.53 $ 1.39 $ 0.22

Non-GAAP Financial Measures Reconciliation - ROACE | Investor Presentation 22 Note: Please see the def inition of non-GAAP f inancial measures on f inal page f or additional important inf ormation. Appendix 2011 2012 2013 2014 2015 2016 ($ in millions) Net income attributable to Maiden common shareholders $ 28.5 $ 46.5 $ 87.9 $ 77.1 $ 100.1 $ 15.2 Net operating earnings attributable to Maiden common shareholders 69.6 48.5 87.5 117.7 107.2 17.3 Opening common shareholders' equity 750.2 768.6 865.2 808.8 925.7 867.8 Ending common shareholders' equity 768.6 865.2 808.8 925.7 867.8 1,045.8 Average common shareholders' equity 759.4 816.9 837.0 867.3 896.8 923.0 Annualized return on average common equity 3.8% 5.7% 10.5% 8.9% 11.2% 1.6% Annualized operating return on average common equity 9.2% 5.9% 10.5% 13.6% 12.0% 1.9%

Non-GAAP Financial Measures | Investor Presentation 23 In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S.GAAP”). Operating Earnings and Operating Earnings per Common Share: In addition to presenting net income determined in accordance with U.S. GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable on a recurring basis, net realized and unrealized gains or losses on investment, foreign exchange and other gains or losses, amortization of intangible assets and non-cash deferred tax expenses. We exclude net realized and unrealized gains or losses on investment and foreign exchange and other gains or losses as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. We also exclude certain non- recurring expenditures that are material to understanding our results of operations. During the third quarter of 2014 and 2015, we exclude impairment losses. Beginning in the second quarter of 2014, we exclude our divested E&S business as it has been in run-off for over one year following the sale to Brit effective May 1, 2013. Similarly, beginning in the fourth quarter of 2014, we exclude results from NGHC as this business segment has been in run-off for one year following the mutual cancellation on a run-off basis of our contract. Furthermore, in Q1 of 2014 and Q2 2011, we exclude the accelerated amortization of the Junior Subordinated Debt discount and the write off of the associated issuance costs. In Q2 2016, we also excluded the write off of the amortized issuance cost related to the 8.2% Senior Notes redeemed in June 2016. In Q1 2014 and Q4 2013, we also exclude the interest expense incurred on our 2013 Senior Notes prior to the redemption of the outstanding Junior Subordinated Debt given the one time nature of the additional funding cost. For 2011 we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. Operating Return on Average Common Equity ("Operating ROACE"): Management uses operating return on average common shareholders' equity as a measure of profitability that focuses on the return to Maiden common shareholders. It is calculated using operating earnings available to common shareholders (as defined above) divided by average Maiden common shareholders' equity. Average common shareholders’ equity for the twelve months ended December 31, 2016 is adjusted for the period the Mandatory Convertible Preference Shares - Series B are outstanding (prior to mandatory conversion date of September 15, 2016). Management has set as a target a long-term average of 15% Operating ROACE, which management believes provides an attractive return to shareholders for the risk assumed from our business. See the previous two pages of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Appendix